Exhibit 99.1
UNAUDITED as of 6/23/2006

Opteum Inc. - Asset Information
This Table Reflects All Transactions. Prices Used Are Internally Generated.

Valuation
Asset Category	Market Value	As a Percentage of Mortgage Assets	As a Percentage of Mortgage Assets, Cash and P&I Receivable
Adjustable Rate Mortgage Backed Securities (1)	$2,317,709,209	68.10%	65.48%
Hybrid Adjustable Rate Mortgage Backed Securities	390,279,193	11.47%	11.03%
Fixed Rate Mortgage Backed Securities	523,527,815	15.38%	14.79%
Fixed Rate Agency Debt	71,229,107	2.09%	2.01%
Fixed Rate CMO	57,001,768	1.67%	1.61%
Balloon Maturity Mortgage Backed Securities	44,032,806	1.29%	1.24%
Total: Mortgage Assets (2)	$3,403,779,898	100.00%

Total Cash and Net Short-Term Receivables	$69,771,334		1.98%
Cash out on Margin (Encumbered Cash)	830,000		0.02%
Long-Term Receivables From Opteum Financial Services	65,000,000		1.84%
Total: All Assets	$3,539,381,232		100.00%

Note: The Value of Unencumbered Securities (Securities in the Box) is $46,003,459

(1)	Adjustable Rate MBS are those that reset coupons within one year’s time.
(2)	This includes forward settling purchases. There are no forward settling sales as of 6/23/2006
*	The information contained herein EXCLUDES all Opteum Financial Services LLC’s assets.

Characteristics

Asset Category	Weighted Average Coupon	Weighted Average Lifetime Cap	Weighted Average Periodic Cap Per Year (3)	Weighted Average Coupon Reset (in Months)	Longest Maturity	Weighted Average Maturity (in Months)
Adjustable Rate Mortgage Backed Securities (3)	4.70%	10.22%	1.84%	5.33	1-Apr-44	329
Hybrid Adjustable Rate Mortgage Backed Securities	4.80%	10.04%	1.45%	18.39	1-Nov-35	333
Fixed Rate Mortgage Backed Securities	6.91%	n/a	n/a	n/a	1-Apr-36	275
Fixed Rate Agency Debt	4.00%	n/a	n/a	n/a	25-Feb-10	44
Fixed Rate CMO	5.64%	n/a	n/a	n/a	25-Jul-34	329
Balloon Maturity Mortgage Backed Securities	4.05%	n/a	n/a	n/a	1-Feb-11	42
Total: Mortgage Assets	5.05%	10.20%	1.79%	7.21	1-Apr-44	312

(3) 24.6% ($570.52 million) of The Adjustable Rate Mortgage Portfolio Have No Periodic Caps. These assets are excluded from the weighted average periodic cap per year calculation

Agency	Market Value	As a Percentage of Mortgage Assets	Pool Status	Market Value	As a Percentage of Mortgage Assets
Fannie Mae	$2,278,869,601	66.95%	Whole Pool	$2,193,075,725	64.43%
Freddie Mac	608,588,445	17.88%	Non Whole Pool	1,210,704,173	35.57%
Ginnie Mae	516,321,852	15.17%
Total Portfolio	$3,403,779,898	100.00%	Total Portfolio	$3,403,779,898	100.00%

Prepayment Speeds

Asset Category	Weighted Average One Month Prepayment Speeds (CPR)	Weighted Average Three Month Prepayment Speeds (CPR)
Adjustable Rate Mortgage Backed Securities	32.11%	35.18%
Hybrid Adjustable Rate Mortgage Backed Securities	28.50%	26.72%
Fixed Rate Mortgage Backed Securities	16.84%	19.76%
Fixed Rate Agency Debt	27.23%	20.24%
Fixed Rate CMO	28.26%	25.85%
Balloon Maturity Mortgage Backed Securities	16.05%	15.54%
Total: Mortgage Assets	29.04%	31.20%

On June 7, 2006 Prepayment Speeds were released for paydowns occurring in May 2006 (March - May for three month speeds). The numbers above reflect that data.

Portfolio Price and Duration
Weighted Average Purchase Price	$102.34
Weighted Average Current Price	$100.20
Modeled Effective Duration	1.454

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets
Adjustable Rate Mortgages
One Month LIBOR	$29,758,458	1.28%	0.87%
Moving Treasury Average	50,328,094	2.18%	1.48%
Cost Of Funds Index	372,317,351	16.06%	10.94%
Six Month LIBOR	172,903,351	7.46%	5.08%
Six Month CD Rate	2,795,843	0.12%	0.08%
One Year LIBOR	666,363,511	28.75%	19.58%
Conventional One Year CMT	705,205,876	30.43%	20.72%
FHA and VA One Year CMT	311,966,739	13.46%	9.17%
Other	6,069,986	0.26%	0.18%
Total ARMs	$2,317,709,209	100.00%	68.10%

Hybrid ARMs
Generic Fannie or Freddie Hybrid ARMs
13 - 18 Months to First Reset	$149,614,014	38.34%	4.40%
19 - 24 Months to First Reset	17,312,160	4.44%	0.51%
25 - 36 Months to First Reset	29,439,261	7.54%	0.86%
Total	$196,365,435	50.32%	5.77%

Agency Alt-A Hybrid ARMs
13 - 18 Months to First Reset	$7,359,011	1.89%	0.22%
19 - 24 Months to First Reset	7,269,793	1.86%	0.21%
25 - 36 Months to First Reset	10,639,269	2.73%	0.31%
37 - 47 Months to First Reset	1,239,263	0.31%	0.04%
Total	$26,507,336	6.79%	0.78%

GNMA Hybrid ARMs
13 - 24 Months to First Reset	$160,250,821	41.06%	4.71%
25 - 36 Months to First Reset	7,155,601	1.83%	0.21%
Total	$167,406,422	42.89%	4.92%

Total Hybrid ARMs	$390,279,193	100.00%	11.47%

Balloons
< = 4.0 Years to Balloon Date	$34,210,365	77.69%	1.00%
4.01 - 5.0 Years to Balloon Date	9,822,441	22.31%	0.29%
Total Balloons	$44,032,806	100.00%	1.29%

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets
Fixed Rate Agency Debt
Feb 2010 Stated Final Maturity	$71,229,107	100.00%	2.09%
Total Fixed Rate Agency Debt	$71,229,107	100.00%	2.09%

Fixed Rate CMOs
Fixed Rate CMOs	$57,001,768	100.00%	1.67%
Total Fixed Rate CMOs	$57,001,768	100.00%	1.67%

Fixed Rate Assets
10yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$1,757,116	0.33%	0.05%
15yr $85,000 Maximum Loan Size	64,751,544	12.37%	1.90%
15yr $110,000 Maximum Loan Size	4,165,689	0.80%	0.12%
15yr 100% Investor Property	588,002	0.11%	0.02%
15yr 100% FNMA Expanded Approval Level 3	703,202	0.13%	0.02%
15yr 100% Alt-A	35,785,435	6.84%	1.05%
15yr Geography Specific (NY, FL, VT, TX)	1,580,339	0.30%	0.05%
15yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	23,040,105	4.40%	0.68%
20yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	1,021,917	0.20%	0.03%
20yr 100% Alt-A	763,041	0.15%	0.02%
30yr $85,000 Maximum Loan Size	180,319,613	34.44%	5.30%
30yr $110,000 Maximum Loan Size	34,625,228	6.61%	1.02%
30yr 100% Investor Property	5,973,126	1.14%	0.18%
30yr 100% FNMA Expanded Approval Level 3	41,476,221	7.92%	1.22%
30yr 100% Alt-A	31,312,649	5.98%	0.92%
30yr Geography Specific (NY, FL, VT, TX)	3,874,405	0.74%	0.11%
30yr 100% GNMA Builder Buydown Program	4,219,687	0.81%	0.12%
30yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	87,570,496	16.73%	2.57%
Total Fixed Rate Collateral	$523,527,815	100.00%	15.38%

Total (All Mortgage Assets)	$3,403,779,898		100.00%
Total Cash and Short-Term Receivables	69,771,334
Long-term Receivables From OFS	65,000,000
Total Assets and Cash	$3,538,551,232

Total Forward Settling Purchases	$0

UNAUDITED Funding Information as of 6/23/2006

Repurchase Counterparties	Dollar Amount of Borrowings	Weighted Average Maturity in Days	Longest Maturity

Deutsche Bank (1)	$981,120,000	194	31-May-07
JP Morgan Secs	766,367,000	12	14-Aug-06
WAMU	357,109,000	17	10-Jul-06
Nomura	284,980,000	52	18-Sep-06
RBS Greenwich Capital	198,199,000	44	23-Aug-06
Countrywide Secs	170,918,000	127	15-Dec-06
Goldman Sachs	167,151,000	28	31-Aug-06
UBS Securities	131,313,000	62	19-Oct-06
BNP Paribas	109,603,250	58	6-Oct-06
Lehman Bros	66,543,000	5	30-Jun-06
Merrill Lynch	53,952,000	10	3-Jul-06
Bear Stearns	22,399,000	14	7-Jul-06
Daiwa Secs	19,732,000	14	7-Jul-06
HSBC	6,284,000	3	26-Jun-06
Total Borrowings	$3,335,670,250	81	31-May-07

(1) Includes $507 Million floating rate repo obligations